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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 24, 2000

                        COMMISSION FILE NUMBER: 000-24539

                              ECLIPSYS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                        65-0632092
(State of Incorporation)                        (IRS Employer Identification
                                                Number)

                            777 East Atlantic Avenue
                                    Suite 200
                              Delray Beach, Florida
                                      33483
                    (Address of principal executive offices)

                                 (561)-243-1440
                        (Telephone number of registrant)


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ITEM 5.  OTHER EVENTS

         On May 24, 2000, Eclipsys Corporation (the "Company") entered into a Termination Agreement with Neoforma.com, Inc. ("Neoforma"), HEALTHvision, Inc. ("HEALTHvision"), NeoIII Acquisition Corp. ("Merger Sub"), VHA Inc., Novation, LLC, University HealthSystem Consortium and Healthcare Purchasing Partners International, LLC (the "Termination Agreement"), attached as Exhibit 99.1. The Termination Agreement provides, among other things, for the termination of the Agreement and Plan of Merger, dated March 30, 2000, by and among the Company, Neoforma and Merger Sub (the "Merger Agreement") and the termination of the Agreement and Plan of Merger, dated March 30, 2000, by and between Neoforma and HEALTHvision (the "HEALTHvision Merger Agreement"). In addition, the Company issued two press releases on May 25, 2000, attached hereto as Exhibits 99.2 and 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------

99.1 Termination Agreement, dated May 24, 2000, by and among Eclipsys Corporation, Neoforma.com, Inc., NeoIII Acquisition Corp. HEALTHvision, Inc., VHA Inc., Novation LLC, University HealthSystem Consortium and Healthcare Purchasing Partners International, LLC.
99.2     Press Release dated May 25, 2000.
99.3     Press Release dated May 25, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ECLIPSYS CORPORATON

Date:  May 30, 2000                     /s/ Gregory L. Wilson
                                        ---------------------
                                        Gregory L. Wilson
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


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                              ECLIPSYS CORPORATION

                                  EXHIBIT INDEX

EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------

99.1 Termination Agreement, dated May 24, 2000, by and among Eclipsys Corporation, Neoforma.com, Inc., NeoIII Acquisition Corp. HEALTHvision, Inc., VHA Inc., Novation LLC, University HealthSystem Consortium and Healthcare Purchasing Partners International, LLC.
99.2     Press Release dated May 25, 2000.
99.3     Press Release dated May 25, 2000.